Exhibit 99.1

Wayside Technology Group to Acquire Interwork Technologies

- Acquisition Expands Wayside’s Reach in Canada and Strengthens Product Offerings in Cybersecurity, Information Management and Network Solutions -

- Transaction Expected to be Accretive to Net Income -

- 2020 Business Remains Strong Amid COVID-19 -

EATONTOWN, N.J. – April 22, 2020 – Wayside Technology Group, Inc. (NASDAQ:WSTG) (“Wayside” or the “Company”), an IT channel company providing innovative sales and distribution solutions, has entered into an agreement to acquire Interwork Technologies (Interwork), a technology distribution company, which will be integrated into Wayside’s Lifeboat Distribution business. The transaction is expected to close during the second quarter of 2020, subject to customary closing conditions.

Interwork is a Toronto based value-added specialty distributor focused on cybersecurity, information management and network solutions in both Canada and the US. Interwork brings scale to Wayside with more than 20 new vendor partners, a network of approximately 2,500 value-added resellers (VARs) and an incremental increase in annual gross billings of approximately 10%.

Interwork President Joe Graci will now lead Lifeboat’s Canadian business with plans to integrate both companies’ Canadian operations, which Wayside anticipates will bring various cost synergies through the consolidation of sales, general and administrative expenses. Joe’s diverse industry experience and perspective will be a welcome addition to the Wayside management team.

“Interwork brings an exceptional team to Lifeboat with a very similar culture built on servicing clients with a differentiated, high-touch approach,” said Dale Foster, CEO of Wayside. “We have identified multiple near-term cost and revenue synergies; and given our limited overlap in customers and technology partners, we expect to actively cross-sell products and services across both organizations. We look forward to expanding our presence in Canada through Interwork’s network of VARs, and we expect this acquisition to be accretive to adjusted EBITDA, which will allow us to continue to accelerate growth and profitability on the heels of our record 2019 performance.”

Commenting on the acquisition, Interwork President Joe Graci stated: “Both Lifeboat and Interwork have carved out a unique and differentiated space in the market to help launch and develop emerging technology brands. Our team prides itself on delivering highly-responsive service levels and invests heavily in training and development to provide our partners with the expertise and support they need to grow their business. We look forward to integrating with the Lifeboat platform as we leverage one another’s deep relationships with technology partners and VARs across the U.S. and Canada.”

Although Lifeboat and Interwork have only three overlapping vendor partners, one of their top shared technology partners, Acronis, has endorsed the business combination. Patrick Hurley, general manager of North America for Acronis, commented: “Over the years, Acronis has built a long-standing and successful relationship with both Lifeboat and Interwork. We see significant value in the combination as both companies’ unique strengths can provide a best-in-class service that will grow our distribution network and expedite our go-to-market for new products. We look forward to working with the combined team and continuing to deepen our relationship.”

Outgoing Interwork Chairman and Partner at FirePower Equity, Anthony Lipschitz, commented: “We are excited for both parties and look forward to seeing the great things they will bring to the market for years to come, while remaining true to their core as a specialized distributor with high-touch customer focus.”

Wayside CEO Dale Foster continued: “With the announcement of this transaction, we are confirming the commitment to our strategic plan by accelerating growth through inorganic initiatives. This is the first acquisition by Wayside in over 25 years, and we will continue to capitalize on both organic and inorganic growth opportunities as we integrate our teams, launch new vendors and expand our market presence.

“Despite the uncertainty around COVID-19, we have been fortunate that our business has remained strong year-to-date. Our entire workforce is up and running remotely. We will continue to serve our customers during these unprecedented times and provide them with a broad range of technology solutions that help them go-to-market.”

Further information regarding the acquisition of Interwork is available on Form 8-K filed with the Securities and Exchange Commission on April 22, 2020.

Interested parties for distribution services and solutions should contact Lifeboat by phone at 1-800-847-7078 (US) or 1-888-523-7777 (Canada), or by email at sales@lifeboatdistribution.com.

About Interwork Technologies

Interwork Technologies is a North American value-added specialty distributor of Cyber Security and Service Provider solutions. Interwork partners with leading vendors to deliver a boutique, specialty distributor experience to thousands of reseller channel partners for over 25 years.

Interwork is committed to delivering exceptional service, value, and expertise to its partners with its ability to connect the right people, products, and partners. Interwork’s goal is to enable channel partners through education, technical implementation services, cyber security training programs, and helping Solution Providers identify emerging technologies that solve real problems and today’s evolving cyber threats.

About Lifeboat Distribution

Lifeboat Distribution, a subsidiary of Wayside Technology Group, Inc. (NASDAQ: WSTG), is an international value-added distributor for virtualization/cloud computing, security, application and network infrastructure, business continuity/disaster recovery, database infrastructure and management, application lifecycle management, science/engineering, and other technically sophisticated products. The company helps vendors recruit and build multinational solution provider networks, power their networks, and drive incremental sales revenues that complement existing sales channels. Lifeboat Distribution services thousands of solution providers, VARs, systems integrators, corporate resellers, and consultants worldwide, helping them power a rich opportunity stream and build profitable product and service businesses.

For additional information visit www.lifeboatdistribution.com, or call 1.800.847.7078 (US), +1.732.389.0037 (International), +1.888.523.7777 (Canada), or +31.20.210.8005 (Europe). Follow Lifeboat Distribution on LinkedIn, Facebook and Twitter @LifeboatVAD.

About Wayside Technology Group

Wayside Technology Group, Inc. (NASDAQ: WSTG) is an IT channel company and parent of Lifeboat Distribution, an international value-added distributor for Emerging Technology Vendors with solutions for Security, Data Management, Connectivity, Storage & HCI, Virtualization & Cloud and Software & ALM. Lifeboat Distribution provides vendors access to thousands of VARs, MSPs, CSPs and other resellers. Lifeboat Distribution holds an IT-70 GSA contract vehicle that provides resellers and vendors with a competitive edge within the Public Sector.

Additional information can be found by visiting www.waysidetechnology.com.

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Press Release may constitute forward-looking statements. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “should,” “likely,” “will” and other words and terms of similar meaning. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. These risk and uncertainties include, without limitation, the continued acceptance of the Company’s distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, contribution of key vendor relationships and support programs, as well as factors that affect the software industry in general and other factors. The expected closing of the acquisition of Interwork is conditioned on both parties satisfying certain pre closing conditions. There can be no assurance that the transaction will close according to the timeline indicated or at all. Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the Company, the global economy and financial markets. The extent to which COVID-19 impacts the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, including the impact on our reseller partners and the end customer markets they serve, among others. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the SEC.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Press Release, which speak only as of the date of this release. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Company Contact

Michael Vesey

Chief Financial Officer

1-732-389-0932

michael.vesey@waysidetechnology.com

Investor Relations Contact

Sean Mansouri, CFA or Cody Slach

Gateway Investor Relations

1-949-574-3860

WSTG@gatewayir.com